IKEA
FREE
A&W
National Float Day
The Great American PB&J
1500
SuperCoups
Eggo
$2.59

Valassis

1
®
Safe Harbor
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements involve known and unknown risks and uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: price competition from our existing competitors; new competitors in any of our businesses; a shift in client preference for different promotional materials, strategies or coupon delivery methods, including, without limitation, as a result of declines in newspaper circulation; an unforeseen increase in paper or postal costs; changes which affect the businesses of our clients and lead to reduced sales promotion spending, including, without limitation, a decrease of marketing budgets which are generally discretionary in nature and easier to reduce in the short-term than other expenses; our substantial indebtedness, and ability to refinance such indebtedness, if necessary, and our ability to incur additional indebtedness, may affect our financial health; the financial condition, including bankruptcies, of our clients, suppliers, senior secured credit facility lenders or other counterparties; our ability to comply with or obtain modifications or waivers of the financial covenants contained in our debt documents;
certain covenants in our debt documents could adversely restrict our financial and operating flexibility; ongoing disruptions in the credit markets that make it difficult for companies to secure financing; fluctuations in the amount, timing, pages, weight and kinds of advertising pieces from period to period, due to a change in our clients’ promotional needs, inventories and other factors; our failure to attract and retain qualified personnel may affect our business and results of operations; a rise in interest rates could increase our borrowing costs; we may be required to recognize additional impairment charges against goodwill and intangible assets in the future; court approval of the settlement agreement among the parties to the pending ADVO securities class action lawsuit; possible governmental regulation or litigation affecting aspects of our business; the credit and liquidity crisis in the financial markets could continue to affect our results of operations and financial condition; reductions of our credit ratings may have an adverse impact on our business; counterparties to our secured credit facility and interest rate swaps may not be able to fulfill their obligations due to disruptions in the global credit markets;
uncertainty in the application and interpretation of applicable state sales tax laws may expose us to additional sales tax liability; and
general economic conditions, whether nationally, internationally, or in the market areas in which we conduct our business, including the adverse impact of the ongoing economic downturn on the marketing expenditures and activities of our clients and prospective clients as well as our vendors, with whom we rely on to provide us with quality materials at the right prices and in a timely manner. These and other risks and uncertainties related to our business are described in greater detail in our filings with the United States Securities and Exchange
Commission, including our reports on Forms 10-K and 10-Q and the foregoing information should be read in conjunction with these filings.
We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Exhibit 99.1

IKEA
FREE
A&W
National Float Day
The Great American PB&J
1500
SuperCoups
Eggo
GRAND
$2.59

Valassis

®
Preliminary 12/31/09 financial
information (unaudited)
12/31/2009
($ in millions)
Cash and cash equivalents 129.8 $
Debt:
8-1/4% Senior Notes due 2015 540.0 $
Senior Secured Term Loans 471.0
Senior Secured Convertible Notes due 2033 0.1
Total Debt 1,011.1 $
Revised Full-Year 2009 Adjusted EBITDA $260.0 million - $265.0 million

IKEA
FREE
A&W
National Float Day
The Great American PB&J
1500
Super Coups
GRAND
Eggo
$2.59

Valassis

®
Reconciliation of Non-GAAP Financial Measures
Non-GAAP Financial Measures
We define adjusted EBITDA as earnings before net interest expense, other non-cash expenses (income), net, income taxes, depreciation, amortization, stock-based compensation expense and non-recurring restructuring and severance costs. Adjusted EBITDA is a non-GAAP financial measure commonly used by financial analysts, investors, rating agencies and other interested parties in evaluating companies, including marketing services companies.
Accordingly, management believes that adjusted EBITDA may be useful in assessing our operating performance and our ability to meet our debt service requirements.  In addition, adjusted EBITDA is used by management to measure and analyze our operating performance and, along with other data, as our internal measure for setting annual operating budgets, assessing financial performance of business segments and as a performance criteria for incentive compensation. However, this non-GAAP financial measure has limitations as an analytical tool and should not be considered in isolation from, or as an alternative to, operating income, cash flow or other income or cash flow data prepared in accordance with GAAP. Some of these limitations are:
adjusted EBITDA does not reflect our cash expenditures for capital equipment or other contractual commitments;
although depreciation and amortization are non-cash charges, the assets being depreciated or amortized may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements;
adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our indebtedness;
adjusted EBITDA does not reflect income tax expense or the cash necessary to pay income taxes;
adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and
other companies, including companies in our industry, may calculate this measure differently and as the number of differences in the way two different companies calculate this measure increases, the degree of its usefulness as a comparative measure correspondingly decreases.
Because of these limitations, adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or reduce indebtedness. We compensate for these limitations by relying primarily on our GAAP results and using this non-GAAP financial measure only supplementally.  Further important information regarding reconciliation of this non-GAAP financial measure to the most comparable GAAP measure can be found below.

IKEA
FREE
National Float Day
The Great American PB&J
1500
SuperCoups
Eggo
GRAND
$2.59

Valassis

®
Reconciliation of Revised Full-year 2009 Adjusted
EBITDA Guidance to Full-year 2009 Net Earnings
Guidance
(1)
($ in millions)
(1)  Due to the forward-looking nature of 2009 adjusted EBITDA, information necessary to reconcile adjusted EBITDA to cash flow from operating activities is not available without unreasonable effort.  We believe that the information necessary to reconcile these measures is not reasonably estimable or predictable.
Low End High End
Net Earnings 65.0 $           70.0 $
plus: Interest expense, net 86.9 86.1
Income taxes 42.6 45.0
Depreciation and amortization 67.8 66.8
less: Other non-cash income (14.3) (14.5)
EBITDA 248.0 $         253.4 $
plus: Stock-based compensation expense 7.0 7.2
Non-recurring restructuring/severance 5.0 4.4
Company Publicly Disclosed Projected Adjusted EBITDA 260.0 $         265.0 $
Full-year 2009 Guidance